Summary Prospectus 2021
BMO Disciplined International Equity Fund
Class I BDIQX | Class A BDAQX | Class R6 (not offered)	As of December 29, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at bmofunds.com/documents/international. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2021, are incorporated by reference into this Summary Prospectus.
Important Information Regarding BMO Funds
Subject to shareholder approval, with the exception of the BMO Money Market Funds, the BMO Funds will be reorganized into corresponding series of Columbia Funds Series Trust, Columbia Funds Series Trust I or Columbia Funds Series Trust II. Further, subject to shareholder approval, the BMO Money Market Funds will be reorganized into corresponding series of Goldman Sachs Trust. If approved by shareholders, these reorganizations are expected to occur in the first quarter of 2022.
In addition, effective December 16, 2021, management of the following BMO Funds transferred from BMO Asset Management Corp. (Adviser) to Columbia Management Investment Advisers, LLC (Columbia): Disciplined International Equity, Mid-Cap Value, Small-Cap Value, Mid-Cap Growth, Dividend Income, Large-Cap Value, Low Volatility Equity, Large-Cap Growth and Small-Cap Growth (DE Funds). The remaining Funds continue to be managed by the Adviser.
Investment Objective:
To provide capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts and waivers is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 60 of this Prospectus, under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 61 of this Prospectus, under “Appendix–Sales Charge Waivers” on page 90 of this Prospectus, and “How to Buy Shares” beginning on page B-36 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses(2)	0.53%	0.53%	0.38%
Total Annual Fund Operating Expenses	1.13%	1.38%	0.98%
Fee Waiver and Expense Reimbursement(3)	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.90%	1.15%	0.75%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Other Expenses for the Class R6 shares are based on estimated amounts for the current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I, 1.15% for Class A, and 0.75% for Class R6 through December 31, 2022. Effective December 16, 2021, the Adviser’s role as investment adviser to the Fund terminated. Columbia Management Investment Advisers, LLC (Columbia), the new investment adviser to the Fund, has agreed to maintain the fee waiver in place through December 31, 2022. This expense limitation agreement may not be terminated prior to December 31, 2022 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect Columbia’s agreement to waive fees and reimburse expenses through December 31, 2022. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	Class I	Class A	Class R6
1 Year	$ 92	$ 611	$ 77
3 Years	$ 336	$ 894	$ 300
5 Years	$ 600	$1,197	$ 541
10 Years	$1,354	$2,056	$1,234
Portfolio Turnover
The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in

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Summary Prospectus 2021
BMO Disciplined International Equity Fund
Class I BDIQX | Class A BDAQX | Class R6 (not offered)	As of December 29, 2021

the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its assets in equity securities of companies located in countries outside of the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. However, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock).
Columbia focuses on companies that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique approach which combines the use of proprietary analytical tools and the qualitative judgments of the investment team, Columbia selects equity securities that it believes will provide higher returns than the MSCI EAFE Index, its benchmark index. As part of this process, Columbia considers numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. Columbia also integrates environmental, social, and governance (ESG) considerations into its investment process. Columbia invests in those securities it believes will provide a better return relative to their risk than other securities. Columbia may sell a security for numerous reasons, including if a company’s fundamentals deteriorate or Columbia believes a company’s fundamentals will deteriorate, if another security appears to provide the potential for a better return relative to its risk, if Columbia believes the security is no longer attractively valued, or if Columbia believes the security will no longer help the Fund achieve its investment objective. Columbia also may sell a security to manage the size of a holding or sector weighting or to fund redemptions.
In determining where a company is located, Columbia primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations and may at times focus its investments in one or more sectors.
From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.
Principal Risks
The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.
Common Stock Risks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors.
Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.
Emerging Markets Risks. Investments in emerging market countries can involve risks in addition to, and greater than, those generally associated with investing in more developed foreign markets. Emerging market countries may have less established legal, political, business, and social frameworks to support securities markets; greater sensitivity to interest rate changes; higher currency exchange rate volatility; and greater risks of inflation, deflation or currency devaluation. Securities in emerging markets also may be less liquid than those in developed markets and foreign investors may be limited in their ability to invest in, and withdraw assets from, these markets.
Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.
Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Sector Risks. Companies with similar characteristics, such as those within similar industries, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular

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Summary Prospectus 2021
BMO Disciplined International Equity Fund
Class I BDIQX | Class A BDAQX | Class R6 (not offered)	As of December 29, 2021

sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.
Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing value. Stocks are generally more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money. U.S. and international markets have experienced significant periods of volatility in recent months and years, due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies have recovered in some respects from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Policy changes by the U.S. government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets, which could have a negative impact on the Fund. Adverse market events also may lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.
Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.
Exchange-Traded Funds Risks. By investing in an ETF, a risk exists that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.
Management Risks. Columbia's judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s portfolio managers will produce the desired results.
Fund Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Prior to December 16, 2021, the Fund was managed by the Adviser. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at bmofunds.com.
Class I—Annual Total Returns (calendar years 2016-2020)
The return for the Class I shares of the Fund from January 1, 2021 through September 30, 2021 was 9.56%.
During the periods shown in the bar chart for the Fund:
	Quarter Ended	Returns
Best quarter	6/30/2020	14.69%
Worst quarter	3/31/2020	(24.30)%
Average Annual Total Returns through 12/31/20(1)
	1 Year	5 Years	Since Inception
Class I (Inception 9/17/2015)
Return Before Taxes	0.79%	3.99%	3.63%
Return After Taxes on Distributions	0.49%	3.50%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.01%	3.21%	2.93%
Class A (Inception 9/17/2015)
Return Before Taxes	0.58%	3.73%	3.37%
EAFE (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	8.02%
LIMCCI (reflects deduction of fees and no deduction for sales charges or taxes)	7.25%	7.52%	6.76%
(1)	Because Class R6 shares have not yet commenced operations, no performance data is available. Class R6 shares are expected to have substantially similar annual returns as Class I shares because the shares are invested in the same portfolio of securities. The performance of Class R6 shares is expected to be higher than Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.
After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an

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Summary Prospectus 2021
BMO Disciplined International Equity Fund
Class I BDIQX | Class A BDAQX | Class R6 (not offered)	As of December 29, 2021

investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A and Class R6 will vary.
The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.
The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
The Lipper International Multi-Cap Core Funds Index (LIMCCI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.
Management of the Fund
Adviser. Columbia Management Investment Advisers, LLC.
Portfolio Managers. Jay Kaufman and David Rosenblatt co-manage the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kaufman, a Portfolio Manager of Columbia, was employed by the Adviser from 2010 to December 2021, and has co-managed the Fund since its inception in 2015. Mr. Rosenblatt, a Portfolio Manager of Columbia, was employed by the Adviser from 2012 to December 2021, and has co-managed the Fund since December 2016.
Purchase and Sale of Fund Shares
Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans, fee-based wrap programs, and other registered investment companies generally may open an account and purchase Class R6 shares by contacting BMO Funds - U.S. Services.
Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:
Phone. Call 1-800-236-FUND (3863).
Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.
Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds - U.S. Services, P.O. Box 219006, Kansas City, MO 64121-9006.
Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.
BMO Funds Website. Go to bmofunds.com.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
B153

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